SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 23, 1997


Commission              Exact Name Of Registrant As             IRS Employer
File Number              Specified In Its Charter             Identification No.
-----------              ----------------------------         ------------------

  1-12459              MidAmerican Energy Holdings Company        42-1451822
                              (An Iowa Corporation)


  1-11505                 MidAmerican Energy Company              42-1425214
                              (An Iowa Corporation)



666 Grand Avenue, P. O. Box 657, Des Moines, Iowa      50303-0657
(Address of principal executive offices)               (Zip Code)





Registrant's telephone number, including area code:    515/242-4300



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Item 4.  Changes in Registrant's Certifying Accountant.

         a. On April 14, 1997, management of MidAmerican Energy Holdings Company informed Arthur Andersen LLP of a plan to recommend a change in independent accountants for 1997 for MidAmerican Energy Holdings Company and its subsidiaries, including MidAmerican Energy Company (the "Company"), at the regularly scheduled meeting of the Audit Committee of the Company's Board of Directors on April 22, 1997. On April 23, 1997, Company management informed Arthur Andersen LLP that the firm would no longer be engaged as independent accountants for the Company for accounting periods subsequent to the fiscal year ended December 31, 1996.

         Arthur Andersen LLP's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1995 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 1995 and 1996, and during subsequent interim periods through April 23, 1997, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

         During the two most recent fiscal years ended December 31, 1995 and 1996, and during subsequent interim periods through April 23, 1997, there were no reportable events (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v)).

         The Company requested Arthur Andersen LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Arthur Andersen LLP's letter dated April 24, 1997 is filed as Exhibit 16 to this Form 8-K.

         b. At its regularly scheduled meeting on April 22, 1997, the Audit Committee of MidAmerican Energy Holdings Company's Board of Directors recommended, and at its regularly scheduled meeting on April 23, 1997, the full Board approved, the appointment of the accounting firm of Coopers & Lybrand L.L.P. as independent accountants for the Company for 1997. During the last two fiscal years ending December 31, 1996 and through April 23, 1997, the Company did not consult Coopers & Lybrand L.L.P. regarding any of the matters or events set forth in Securities and Exchange Commission Regulation S-K Item 304(a)(2)(i) and (ii).

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.

                  Exhibit No. 16 - Letter from Arthur Andersen LLP dated April 24, 1997.


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                                    Signature



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MIDAMERICAN ENERGY HOLDINGS COMPANY
                                          MIDAMERICAN ENERGY COMPANY



                                          /s/ Paul J. Leighton
                                          Paul J. Leighton
                                          Vice President and Corporate Secretary



April 25, 1997



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